                                                                    EXHIBIT 99.8



CASE NAME:     KEVCO DISTRIBUTION, LP                              ACCRUAL BASIS

CASE NUMBER:   401-40789-BJH-11

JUDGE:         BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2001
                                        ---------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
---------------------------------------        ---------------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                     OCTOBER 11, 2001
---------------------------------------        ---------------------------------
Printed Name of Responsible Party                            Date

PREPARER:

/s/ Dennis S. Faulkner                                DEBTOR'S ACCOUNTANT
---------------------------------------        ---------------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                     OCTOBER 11, 2001
---------------------------------------        ---------------------------------
Printed Name of Preparer                                     Date

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 1

CASE NUMBER:    401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                               SCHEDULED            MONTH                MONTH
ASSETS                                                           AMOUNT            JUL-01              AUGUST-01           MONTH
------                                                           ------            ------              ---------           -----

1.       Unrestricted Cash (FOOTNOTE)                               41,421                  0                   0
2.       Restricted Cash
3.       Total Cash                                                 41,421                  0                   0
4.       Accounts Receivable-Net (FOOTNOTE)                     17,545,859            321,431             321,431
5.       Inventory (FOOTNOTE)                                   27,611,039
6.       Notes Receivable
7.       Prepaid Rent                                              236,697
8.       Other (Attach List)                                       303,392
9.       Total Current Assets                                   45,738,408            321,431             321,431
10.      Property, Plant & Equipment                            22,049,500          9,739,582           9,739,582
11.      Less: Accumulated Depreciation/Depletion               (6,151,901)          (844,526)           (844,526)
12.      Net Property, Plant & Equipment (FOOTNOTE)             15,897,599          8,895,056           8,895,056
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)        5,741,869            481,876             481,876
15.      Other (Attach List)                                   100,961,429        124,276,836         124,264,675
16.      Total Assets                                          168,339,305        133,975,199         133,963,038

POST PETITION LIABILITIES

17.      Accounts Payable
18.      Taxes Payable                                                                419,121             419,121
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List) (FOOTNOTE)                                             1,766,039           1,766,039
23.      Total Post Petition Liabilities                                            2,185,160           2,185,160

PRE PETITION LIABILITIES

24.      Secured Debt (FOOTNOTE)                                75,885,064         15,071,491          14,930,296
25.      Priority Debt (FOOTNOTE)                                1,412,879
26.      Unsecured Debt                                         19,966,456         18,466,898          18,554,883
27.      Other (Attach List)                                   243,205,150        244,988,081         244,988,081
28.      Total Pre Petition Liabilities                        340,469,549        278,526,470         278,473,260
29.      Total Liabilities                                     340,469,549        280,711,630         280,658,420

EQUITY

30.      Pre Petition Owners' Equity                                             (172,130,244)       (172,130,244)
31.      Post Petition Cumulative Profit Or (Loss)                                (33,698,923)        (33,799,069)
32.      Direct Charges To Equity (FOOTNOTE)                                       59,092,736          59,233,931
33.      Total Equity                                                            (146,736,431)       (146,695,382)
34.      Total Liabilities and Equity                                             133,975,199         133,963,038

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                             SUPPLEMENT TO

CASE NUMBER:    401-40789-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED              MONTH                MONTH
ASSETS                                                            AMOUNT               JUL-01              AUGUST-01       MONTH
------                                                            ------               ------              ---------       -----

A.         Inventory Vendor Deposit                                130,000
B.         Leased Facility Deposit                                 173,392
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                       303,392                    0                   0

A.         Goodwill: Shepherd Products (FOOTNOTE)                5,223,119
B.         Goodwill: DARCO (FOOTNOTE)                              518,750
C.         Capitalized Lease                                                            481,876             481,876
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                          5,741,869              481,876             481,876

A.         Intercompany Receivables (FOOTNOTE)                 100,961,429          124,276,836         124,264,675
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                                  100,961,429          124,276,836         124,264,675

POST PETITION LIABILITIES

A.         Accrued Liabilities                                                          648,880             648,880
B.         Long Term Leases                                                           1,107,492           1,107,492
C.         Accrued Interest: Bank                                                         9,667               9,667
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                1,766,039           1,766,039

PRE PETITION LIABILITIES

A.         Interco. Payables (FOOTNOTE)                        114,705,150          116,488,081         116,488,081
B.         10 3/8% Senior Sub. Notes                           105,000,000          105,000,000         105,000,000
C.         Sr. Sub. Exchangeable Notes                          23,500,000           23,500,000          23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                         243,205,150          244,988,081         244,988,081

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 2

CASE NUMBER:     401-40789-BJH-11

INCOME STATEMENT

                                                           MONTH                MONTH                             QUARTER
REVENUES                                                  JUL-01              AUGUST-01         MONTH              TOTAL
--------                                                  ------              ---------         -----              -----

1.     Gross Revenues (FOOTNOTE)                             (135)                                                   (135)
2.     Less: Returns & Discounts
3.     Net Revenue                                           (135)                                                   (135)

COST OF GOODS SOLD

4.     Material
5.     Direct Labor
6.     Direct Overhead                                    104,436               21,755                            126,191
7.     Total Cost Of Goods Sold                           104,436               21,755                            126,191
8.     Gross Profit                                      (104,571)             (21,755)                          (126,326)

OPERATING EXPENSES

9.     Officer / Insider Compensation                      16,538                                                  16,538
10.    Selling & Marketing                                  1,011                                                   1,011
11.    General & Administrative                            17,180               22,600                             39,780
12.    Rent & Lease                                        48,646                                                  48,646
13.    Other (Attach List)                                394,288              234,196                            628,484
14.    Total Operating Expenses                           477,663              256,796                            734,459
15.    Income Before Non-Operating
       Income & Expense                                  (582,234)            (278,551)                          (860,785)

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)
17.    Non-Operating Expense (Att List)                 4,077,813             (178,405)                         3,899,408
18.    Interest Expense
19.    Depreciation / Depletion                             1,268                                                   1,268
20.    Amortization
21.    Other (Attach List)
22.    Net Other Income & Expenses                     (4,079,081)             178,405                         (3,900,676)

REORGANIZATION EXPENSES

23.    Professional Fees
24.    U.S. Trustee Fees
25.    Other (Attach List)
26.    Total Reorganization Expenses
27.    Income Tax
28.    Net Profit (Loss)                               (4,661,315)            (100,146)                        (4,761,461)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                            SUPPLEMENT TO

CASE NUMBER:     401-40789-BJH-11                              ACCRUAL BASIS - 2

INCOME STATEMENT

                                                           MONTH              MONTH                               QUARTER
OPERATING EXPENSES                                        JUL-01            AUGUST-01           MONTH              TOTAL
------------------                                        ------            ---------           -----             -------

A.    Payroll & Employee Benefits (FOOTNOTE)              338,412            234,196                              572,608
B.    Insurance                                             5,358                                                   5,358
C.    Utilities & Telephone                                22,742                                                  22,742
D.    Taxes                                                27,776                                                  27,776
E.
  TOTAL OTHER OPERATING
    EXPENSES - LINE 13                                    394,288            234,196                              628,484

OTHER INCOME & EXPENSES

A.
B.
C.
D.
E.

      TOTAL NON-OPERATING INCOME -
                LINE 16

A.    Loss/(Gain) on sale of Assets (FOOTNOTE)          4,077,813           (178,405)                           3,899,408
B.
C.
D.
E.
     TOTAL NON-OPERATING EXPENSE -
                LINE 17                                 4,077,813           (178,405)                           3,899,408

A.
B.
C.
D.
E.
         TOTAL OTHER EXPENSE -
                LINE 21

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
 TOTAL OTHER REORGANIZATION
     EXPENSES - LINE 25

CASE NAME:        KEVCO DISTRIBUTION, LP                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40789-BJH-11


CASH RECEIPTS AND                                    MONTH                 MONTH                                 QUARTER
DISBURSEMENTS                                       JUL-01               AUGUST-01             MONTH              TOTAL
-----------------                                   ------               ---------             -----             -------

1.    Cash - Beginning Of Month                     SEE ATTACHED SUPPLEMENT AND FOOTNOTE


RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION LP            SUPPLEMENT TO ACCRUAL BASIS -3
                                                AUGUST, 2001
CASE NUMBER:   401-40789-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS

                                                   DIST LP       MFG        MGMT        HOLDING     COMP     KEVCO INC      TOTAL
                                                  ---------    -------   ----------    ---------   ------   -----------   ---------

 1     CASH-BEGINNING OF MONTH                           --    153,739    4,259,402      4,631      5,668       1,000     4,424,440

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                        --         --                                                           --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                      --         --                                                           --
 4     POST PETITION                                                --                                                           --

 5     TOTAL OPERATING RECEIPTS                          --         --           --         --         --          --            --

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                             --                                                           --
 7     SALE OF ASSETS                                          250,000                                                      250,000
 8     OTHER                                         53,554     60,449        7,229         --         --          --       121,232
        INTERCOMPANY TRANSFERS                       97,483    (10,425)     (77,851)    (4,084)    (5,123)                       --
                  SALE EXPENSE REIMBURSEMENT
                  LIFE INSURANCE CASH VALUE
                  RENT
                  PAYROLL TAX ADVANCE RETURNED
                  MISC.                              53,554     60,247                                 --
                  INTEREST INCOME                                  202        7,229

 9     TOTAL NON OPERATING RECEIPTS                 151,037    300,024      (70,622)    (4,084)    (5,123)         --       371,232

10     TOTAL RECEIPTS                               151,037    300,024      (70,622)    (4,084)    (5,123)         --       371,232

11     CASH AVAILABLE                               151,037    453,763    4,188,780        547        545       1,000     4,795,672

   OPERATING DISBURSEMENTS
12     NET PAYROLL                                   99,215                 128,012                                         227,227
13     PAYROLL TAXES PAID                                           --       90,139                                          90,139
14     SALES, USE & OTHER TAXES PAID                                --                                                           --
15     SECURED/RENTAL/LEASES                                        --       14,708                                          14,708
16     UTILITIES                                      3,170         79        8,130                                          11,379
17     INSURANCE                                                    --       55,317                                          55,317
18     INVENTORY PURCHASES                                          --                                                           --
19     VEHICLE EXPENSE                                              --                                                           --
20     TRAVEL                                                       --                                                           --
21     ENTERTAINMENT                                                --                                                           --
22     REPAIRS & MAINTENANCE                                        --           32                                              32
23     SUPPLIES                                         581         --          195                                             776
24     ADVERTISING                                                                                                               --
25     OTHER                                         48,071    303,179        9,916        547        545          --       362,258
                LOAN PAYMENTS                                  250,000                                                      250,000
                  FREIGHT                            12,357         --                                                       12,357
                  CONTRACT LABOR                                    --        5,659                                           5,659
                  401 K PAYMENTS                                    --                                                           --
                  PAYROLL TAX ADVANCE ADP                                                                                        --
                  WAGE GARNISHMENTS                                                                                              --
                  MISC.                              35,714     53,179        4,257        547        545                    94,242

26     TOTAL OPERATING DISBURSEMENTS                151,037    303,258      306,449        547        545          --       761,836

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                            --      232,374                                         232,374
28     US TRUSTEE FEES                                              --       31,250                                          31,250
29     OTHER                                                                                                                     --
30     TOTAL REORGANIZATION EXPENSE                      --         --      263,624         --         --          --       263,624

31     TOTAL DISBURSEMENTS                          151,037    303,258      570,073        547        545          --     1,025,460

32     NET CASH FLOW                                     --     (3,234)    (640,695)    (4,631)    (5,668)         --      (654,228)

33     CASH- END OF MONTH                                --    150,505    3,618,707         --         --       1,000     3,770,212

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 4

CASE NUMBER:    401-40789-BJH-11

                                                SCHEDULED           MONTH                  MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT            JUL-01               AUGUST-01            MONTH
-------------------------                       ---------           ------               ---------            -----

1.   0 - 30
2.   31 - 60
3.   61 - 90                                                        321,431
4.   91 +                                                                                 321,431
5.   Total Accounts Receivable                 17,545,859           321,431               321,431
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)      17,545,859           321,431               321,431

AGING OF POST PETITION                                   MONTH:   AUGUST-01
 TAXES AND PAYABLES                                            ---------------

                                     0 - 30        31 - 60           61 - 90          91 +
TAXES PAYABLE                         DAYS           DAYS              DAYS           DAYS            TOTAL
-------------                        ------        -------           -------          ----            -----

1.   Federal
2.   State                            5,541                                                            5,541
3.   Local
4.   Other (See Below)              413,580                                                          413,580
5.   Total Taxes Payable            419,121                                                          419,121
6.   Accounts Payable                                                                                      0

                                                         MONTH:   AUGUST-01
                                                               ---------------

STATUS OF POST PETITION TAXES

                                        BEGINNING TAX     AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                   LIABILITY*       AND/OR ACCRUED     (AMOUNT PAID)       LIABILITY
-------                                 -------------     ---------------     -------------      -----------

1.   Withholding **                                               27,972          (27,972)
2.   FICA - Employee **                                            1,478           (1,478)
3.   FICA - Employer **                                            1,478           (1,478)
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                          30,928          (30,928)

STATE AND LOCAL

8.   Withholding                                                   1,043           (1,043)
9.   Sales (FOOTNOTE)                         5,541                                                   5,541
10.  Excise
11.  Unemployment
12.  Real Property (FOOTNOTE)               413,580                                                 413,580
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                  419,121                1,043           (1,043)          419,121
16.  Total Taxes                            419,121               31,971          (31,971)          419,121

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:     AUGUST-01
                                                             ------------------

BANK RECONCILIATIONS                             Account # 1        Account # 2
--------------------                             -----------        -----------

A.     BANK:                                                                           Other Accounts
B.     ACCOUNT NUMBER:                                                                 (Attach List)          TOTAL
C.     PURPOSE (TYPE):
1.     Balance Per Bank Statement
2.     Add: Total Deposits Not Credited
3.     Subtract: Outstanding Checks
4.     Other Reconciling Items
5.     Month End Balance Per Books                                                                               0
6.     Number of Last Check Written

INVESTMENT ACCOUNTS

                                                DATE OF            TYPE OF
BANK, ACCOUNT NAME & NUMBER                     PURCHASE          INSTRUMENT          PURCHASE PRICE         CURRENT VALUE
---------------------------                     --------          ----------          --------------         -------------
7.

8.

9.

10.    (Attach List)

11.    Total Investments                                                                                              0

CASH

12.    Currency On Hand                                                                                               0
13.    Total Cash - End of Month                                                                                      0

This form     does  x   does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40789-BJH-11
                                                          MONTH:   AUGUST-01
                                                                ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                 TYPE OF         AMOUNT          TOTAL PAID
                   NAME                          PAYMENT          PAID            TO DATE
                   ----                          -------          ----           ----------

1.         Martin, Steve                         Payroll                           99,229
2.         Martin, Steve                         Exp. Reimb.                        1,390
3.
4.
5.         (Attach List)
6.         Total Payments To Insiders                                             100,619

                                  PROFESSIONALS

                                               DATE OF
                                             COURT ORDER                                                             TOTAL
                                             AUTHORIZING         AMOUNT           AMOUNT        TOTAL PAID          INCURRED
              NAME                             PAYMENT          APPROVED           PAID           TO DATE          & UNPAID*
              ----                           -----------        --------          ------        ----------         ----------

1.
2.
3.
4.
5.      (Attach List)
6.      Total Payments To
        Professionals

   * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                   SCHEDULED       AMOUNTS         TOTAL
                                    MONTHLY         PAID           UNPAID
                                    PAYMENTS       DURING           POST
      NAME OF CREDITOR                DUE           MONTH         PETITION
      ----------------             ---------       -------        --------

1.     Bank of America                                           14,930,296
2.     Leases Payable                                                  None
3.
4.
5.     (Attach List)
6.     TOTAL                                                     14,930,296

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 7

CASE NUMBER:     401-40789-BJH-11
                                                      MONTH:     AUGUST-01
                                                            --------------------

QUESTIONNAIRE

                                                                                   YES         NO
                                                                                   ---         --

1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                        X

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                    X

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                            X

4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                                X

5.      Have any Post Petition Loans been received by the debtor from any party?               X

6.      Are any Post Petition Payroll Taxes past due?                                          X

7.      Are any Post Petition State or Federal Income Taxes past due?                          X

8.      Are any Post Petition Real Estate Taxes past due?                                      X

9.      Are any other Post Petition Taxes past due?                                            X

10.     Are any amounts owed to Post Petition creditors delinquent?                            X

11.     Have any Pre Petition Taxes been paid during the reporting period?                     X

12.     Are any wage payments past due?                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                 YES      NO
                                                                                 ---      --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                           X

2.      Are all premium payments paid current?                                   X

3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS

  TYPE OF POLICY                   CARRIER                     PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
  --------------                   -------                     --------------             --------------------------

Property                      Lexington, Allianz               5/29/00-3/1/02             Semi-Annual        $26,485

Group Health                  Blue Cross/Blue Shield          Terminated 8/1/01                      N/A

Auto                          Liberty Mutual                    9/1/00-3/1/02             Semi-Annual         $3,333

General Liability             Liberty Mutual                    9/1/00-3/1/02             Semi-Annual        $64,657



This form  x  does     does not have related footnotes on Footnotes Supplement.
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




CASE NAME:       KEVCO DISTRIBUTION, LP                     FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40789-BJH-11                                  ACCRUAL BASIS

                                                MONTH:     AUGUST 31, 2001
                                                      -------------------------

ACCRUAL
BASIS
FORM
NUMBER          LINE NUMBER             FOOTNOTE/EXPLANATION
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

1                    1                  Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use
3                    1                  of Existing Forms and Records; (2) Authorizing Maintenance of Existing
                                        Corporate Bank Accounts and Cash Management System; and (3) Extending
                                        Time to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management
                                        Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                                        America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a
                                        Supplement to Accrual Basis -3. Debtor as of the end of May closed all of its bank accounts.

1                    4                  As of July, the remaining accounts receivable are for commissions
4                    7                  earned for the sale of consigned inventory. Although collection is uncertain, Debtor will maintain these receivables on the balance sheet until such time as the likelihood of collection can be more accurately determined.

1                    5                  During July and August, Debtor adjusted its books and records to more
1                   12                  accurately reflect its remaining fixed assets and inventory. In
2                   17A                 addition, certain expense accruals made at the beginning of the year were reversed because the liabilities will not be incurred as estimated. The gains and losses from these adjustments were netted and classified as Loss/(Gain) on Sale of Assets.

1                5, 12                  Pursuant to Asset Purchase Agreements approved by the Court (see prior
1                   14A,B               Monthly Operating Reports for details), Debtor has sold most of its assets.


1                   22                  The Debtor records on its books accruals for certain liabilities based on historical estimates. While known creditors were listed on the
                                        Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued Liabilities."

1                   15A                 Intercompany receivables/payables are from/to co-debtors Kevco
1                   27A                 Management Co. (Case No. 401-40788-BJH-11), Kevco Manufacturing, LP
7                    3                  (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                        401-40785-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11),
                                        Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                                        (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                                        401-40783-BJH-11).

1                   25                  Pursuant to Order dated February 12, 2001 and Supplemental Order dated
                                        March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also
                                        (a) allowed to pay accrued vacation to terminated employees and (b)
                                        permitted to continue allowing employees to use vacation time as scheduled.

CASE NAME:       KEVCO DISTRIBUTION, LP                     FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40789-BJH-11                                  ACCRUAL BASIS

                                                MONTH:     AUGUST 31, 2001
                                                      -------------------------

ACCRUAL
BASIS
FORM
NUMBER          LINE NUMBER             FOOTNOTE/EXPLANATION
-------         -----------             ----------------------
1                   24                  The direct charges to equity are due to secured debt reductions
1                   32                  pursuant to sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco Distribution, as well as direct cash payments of $25 million. The secured debt owed to Bank of
                                        America by Kevco, Inc. (Case No. 401-40783-BJH) has been guaranteed by all of its co-debtors (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

2                   13A                 During July, all Debtor's employees were terminated. In accordance with a March 14, 2001 Order Granting Motion to Approve Management and
                                        Employee Retention Plan by Kevco, Inc., stay bonuses were paid to participating employees on August 6.

4                    9                  Sales tax owing is an accrual only and not yet due. Some of the
4                   12                  property taxes payable may be pre-petition. Once they are identified, the monthly operating report will be adjusted.